UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):    June 2, 2005

ASANTE TECHNOLOGIES, INC.

 (Exact name of Company as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22632 (Commission File Number)	77-0200286 (IRS Employer Identification No.)

2223 Old Oakland Road, San Jose, CA 95131

(Address of principal executive offices)       (Zip Code)

Company's telephone number, including area code     (408) 435-8388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 2, 2005, Asante Technologies, Inc. (the “Company”) completed the sale of substantially all of its assets (collectively, the “Asante Assets”) to TechnoConcepts, Inc. ("Techno"), through its wholly-owned subsidiary, Asante Acquisition Corp. (“Acquisition Corp.”).  The acquisition of the Asante Assets was consummated pursuant to an Agreement and Plan of Acquisition among the Company, Techno and Acquisition Corp. entered into on February 25, 2005.  In connection with the acquisition, Acquisition Corp. acquired the Asante Assets, which included certain patents, trademarks and other intellectual property rights along with cash and cash equivalents, accounts receivable, inventory, property, plant, equipment and other capital assets, in exchange for 1,161,170 restricted shares of Techno’s common stock which, at the time of the sale, had a market value equal to $5,000,000.  The consideration paid to the Company to acquire the Asante Assets will increase in the event that Acquisition Corp. achieves certain net sales targets.  If Acquisition Corp. achieves net sales of at least $20,000,000 during the period between July 1, 2005 and June 30, 2006, the Company will receive additional restricted shares of Techno’s common stock with a market value equal to $1,500,000 (as determined by reference to the average of the closing bid prices for shares of Techno’s common stock during the last ten trading days prior to June 30, 2006).  If Acquisition Corp. achieves net sales of at least $30,000,000 during the period between July 1, 2006 and June 30, 2007, the Company will receive additional restricted shares of Techno’s common stock with a market value equal to $1,500,000 (as determined by reference to the average of the closing bid prices for shares of Techno’s common stock during the last ten trading days prior to June 30, 2007).

In connection with the acquisition of the Asante Assets, the Company, Techno and Acquisition Corp. entered into an Earn-Out Agreement setting forth the additional contingent payment obligations of Techno to the Company described above.

TechnoConcepts, Inc. (OTCBB:TCPS) is the developer of what is believed to be the first patented, commercially viable technology that enables full inter-communication among wireless devices regardless of frequency or protocol.

The Agreement and Plan of Acquisition was attached as Exhibit 2.1 to the Company’s Form 8-K dated February 25, 2005 and filed on March 3, 2005, which is incorporated herein by reference.  The Earn-Out Agreement is attached hereto as Exhibit 2.01.

ITEM 9.01.  FINANCIAL STATEMENT AND EXHIBITS

(c)

Exhibits

2.01

Earn-Out Agreement among Asante Technologies, Inc., TechnoConcepts, Inc. and Asante Acquisition Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 8, 2005

ASANTE TECHNOLOGIES, INC.

 (Registrant)

By: /s/Jeff Lin

Jeff Lin

President

                                  EXHIBIT INDEX

Exhibit Number         Description

2.01

Earn-Out Agreement among Asante Technologies, Inc., TechnoConcepts, Inc. and Asante Acquisition Corp.

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